Exhibit 99.2

HERMAN MILLER + KNOLL April 19 / 2021 Creating the Preeminent Leader in Modern Design

2 / Forward-looking statements / This communication relates to a proposed business combination transaction between Herman Miller, Inc. (the “Company”) and Knoll, Inc. (“Knoll”). This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of the Company’s or Knoll’s stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics, and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; the effect of the announcement of the merger on the ability of the Company or Knoll to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company or Knoll does business, or on the Company’s or Knoll’s operating results and business generally; risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the outcome of any legal proceedings related to the merger; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of the Company to successfully integrate Knoll’s operations; the ability of the Company to implement its plans, forecasts and other expectations with respect to the Company’s business after the completion of the transaction and realize expected synergies; business disruption following the merger; general economic conditions; the availability and pricing of raw materials; the financial strength of our dealers and the financial strength of our customers; the success of newly-introduced products; the pace and level of government procurement; and the outcome of pending litigation or governmental audits or investigations. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. While the risks presented here, and those to be presented in the registration statement on Form S-4, are considered representative, they should not be considered a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s and Knoll’s respective periodic reports and other filings with the SEC, including the risk factors identified in the Company’s and Knoll’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither the Company nor Knoll undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

3 / No offer of solicitation / This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. / Additional information about the merger and where to find it / In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of the Company and Knoll and that also constitutes a prospectus of the Company. Each of the Company and Knoll may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that the Company or Knoll may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of the Company and Knoll. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about the Company, Knoll and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://investors.hermanmiller.com/sec-filings or by contacting the Company’s Investor Relations department at investor@hermanmiller.com. Copies of the documents filed with the SEC by Knoll will be available free of charge on Knoll’s website at https://knoll.gcs-web.com/sec-filings or by contacting Knoll’s Investor Relations department at Investor_Relations@knoll.com. / Participants in the solicitation / The Company, Knoll and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on September 1, 2020, and the Company’s Annual Report on Form 10-K for the fiscal year ended May 30, 2020, which was filed with the SEC on July 28, 2020, as well as in a Form 8-K filed by the Company with the SEC on July 17, 2020. Information about the directors and executive officers of Knoll, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Knoll’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 1, 2021, and Knoll’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 1, 2021. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or Knoll using the sources indicated above.

[LOGO]

/ Creating the preeminent leader in modern design / Pairs two industry pioneers to catalyze the transformation of the home and office at a time of unprecedented disruption Combines two highly complementary businesses to create a broader product portfolio Enhances scale and capabilities to drive growth and profitability Accelerates digital and technology transformation Brings together common cultures and capabilities, with a shared commitment to social responsibility Delivers significant financial benefits 5

6 / Transaction summary terms / Consideration•Herman Miller is acquiring Knoll for $11.00 per share in cash and 0.32 shares of Herman Miller common stock per share of Knoll common stock and approximately $253 million in cash in the aggregate for all outstanding shares of Knoll preferred stock Implies $25.06 per share in total based on Herman Miller’s five-day volume weighted average closing share price of $43.94 on April 16, 2021 Total consideration to Knoll common shareholders of ~$0.5 billion in cash and ~17.1 million Herman Miller common shares Ownership•~78% of the pro forma company owned by Herman Miller existing shareholders and ~22% by Knoll shareholders Financing•Commitment from Goldman Sachs for $1.75 billion, including $1.25 billion of term loan facilities and a $0.5 billion revolving credit facility expected to be undrawn at close Expected net debt to EBITDA ratio of approximately ~2.3x1 following transaction before synergies, with meaningful deleveraging expected within the first 12 months following close Financial Benefits•$100 million in run-rate cost synergies expected to be achieved within two years from close Expected to be accretive to Herman Miller’s adjusted cash EPS in the first 12 months following close ROIC in excess of weighted-average cost of capital expected within three years Expected to generate significant revenue synergies through enhanced scale, cross-selling, and digital and eCommerce opportunities Conditions / Timing•Subject to approval by Herman Miller and Knoll shareholders, the receipt of required regulatory approvals and the satisfaction of other customary closing conditions Expected to close by the end of the third quarter of calendar year 2021 1 Represents unaudited adjusted financial estimate.

/ Knoll is a constellation of design-driven brands /


Knoll Office


Fully


KnollStudio


KnollTextiles


DatesWeiser


Spinneybeck/FilzFelt


Muuto


Holly Hunt

HermanMiller 7 Knoll

/ Combines two highly complementary businesses to create the preeminent leader in modern design / Bubble size indicates relative revenue ACCESSIBLE COMMERCIAL *Encompasses major brands. Herman MillerKnoll RESIDENTIAL 8

9 / Enhanced scale and capabilities to drive growth and profitability / ($ millions) Pro Forma LTM REVENUE $2,319 $1,236 $3,555 LTM ADJ. EBITDA¹ $325 $127 $552² LTM ADJ. EBITDA MARGIN 14% 10% 16%² Retail 16% Resi. 27% RetaCilontract 20% 81% HM Retail 10% REVENUE BY SEGMENT3 Intl. Contr act 20% NA Contract 64% Workplace 73% Contract Knoll Resi. 80%9% Intl. 18% Intl. 25% REVENUE BY GEOGRAPHY3 Intl. 28% United States 72% United States 82% United States 75% ¹ Includes an addback for stock-based compensation expense. ² Includes $100 million of run-rate cost synergies. ³ Revenue breakdown per latest annual filings. Herman Miller figures as of FYE 31-May-2020, 2020. Knoll figures as of FYE 31-Dec-2020. Note: Knoll reported segments are Office and Lifestyle; company additionally reports end market breakdown between Workplace and Residential, which is reflected in the graph above. Pro-forma graph is not representative of ultimate reporting segments

/ Accelerates digital and technology transformation / Digital FoundationDrives Growth Opportunities eCommerce Digital Design Digital Engineering Digital Product Management Digital Production Digital Marketing Data Analytics Expand existing platforms to include more brands and geographies Combined expertise increases in-house capability Expanded eCommerce assortment Utilize customer data Optimize digital marketing ROI 10

FLORENCE KNOLL SOFA EAMES LOUNGE & OTTOMANSAARINEN DINING TABLE 11 Florence Knoll Charles and Ray Eames Eero Saarinen George Nelson / Deep heritage of design-driven innovation / NELSON THIN EDGE CABINET

/ Shared focus on sustainability and social good /

Herman Miller

Sustainability

2020 50 Best ESG Companies
Investor's Business Daily

2020 Platinum CSR Rating
EcoVadis

Over 27,000 tons of products diverted from landfills since 2009
Through rePurpose program

Wellness

WELL Portfolio and WELL Health-Safety Rating
First furniture company to register

Inclusivity & Diversity

CEO Action for Inclusion & Diversity Pledge
Signed by Andi Owen, CEO; named four fellows to CEO Action for Racial Equity Fellowship

2020 Best Companies for Dads
Working Mothers Magazine

Thirteen Consecutive Perfect Scores
Human Rights Campaign Foundation's Corporate Equality Index

Community Impact: Herman Miller Cares

COVID Response
Over 170,000 masks, gowns and face shields provided to front line workers

Knoll

Sustainability

Environment, Social and Governance Commitments
Sustainability Report prepared in accordance with Global Reporting Initiative (GRI) Standards— Core Option

Conduct & Culture

Knoll Diversity & Inclusion Council
Mission to create and maintain culture of acceptance, empowerment and equitable learning and working environments

Board of Directors
Committed to maintaining at least 30% diversity by both gender and race

Community Impact

Knoll Diversity Advancement Design Scholarships for Black Students
Help develop the next generation of design professionals

Habitat for Humanity Partnership
Expands commitment to good design and sustainable building practices

World Monuments Fund: Knoll Modernism Prize
Founding sponsor of Modernism at Risk Program, which enhances awareness of the role that Modernism plays in the built environment

HermanMiller 12 Knoll

/ Delivers significant financial benefits / Significantly enhances financial profile: Consolidated annual pro forma LTM revenue of $3.6 billion Enhanced adjusted EBITDA margins of ~16%, pro forma for anticipated run-rate cost synergies¹ Enhanced U.S. and international footprint Complementary brands, products and channels add to business diversity $100 million in expected run-rate cost synergies to be achieved within two years of closing Adjusted cash EPS accretion expected within 12 months of close Return on invested capital in excess of weighted-average cost of capital expected by year three Strong pro forma balance sheet with expected meaningful deleveraging within first 12 months following the close of the transaction Obtained commitment from Goldman Sachs for $1.75 billion2 of senior secured revolving and term loan credit facilities Ample expected ongoing liquidity ¹ Assumes $100 million in run-rate cost synergies. ² Includes $1.25 billion of term loan facilities and a $0.5 billion revolving credit facility expected to be undrawn at close 13

/ Compelling synergy opportunity /

$100 million of expected run-rate cost synergies

- **~50%** run-rate expected to be achieved after the first 12 months
- Expected to be at full run-rate within two years of closing
- Represents **~8%** of Knoll revenue and **~3%** of pro forma revenue

Additional revenue synergy opportunities

- Highly complementary products, channels and geographic profiles drives growth, scale and resilience in the U.S. and abroad
- Better alignment against Retail opportunities to drive top line growth and margin expansion
- Shared aspirations in digital and eCommerce across both Contract and Retail segments

Breakdown of Cost Synergies

Fully dedicated integration team will plan and execute synergy capture in addition to building the new organization


~60%
SG&A
e.g., Corporate, Business Units
~40%
COGS
e.g., logistics, procurement

HermanMiller
14
Knoll

/ Creating the preeminent leader in modern design / Pairs two industry pioneers to catalyze the transformation of the home and office at a time of unprecedented disruption Combines two highly complementary businesses to create a broader product portfolio Enhances scale and capabilities to drive growth and profitability Accelerates digital and technology transformation Brings together common cultures and capabilities, with a shared commitment to social responsibility Delivers significant financial benefits 15

QUESTIONS?